UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2006

Date of Earliest Event Reported: February 9, 2006

The Pep Boys - Manny, Moe & Jack

(Exact name of registrant as specified in charter)

Pennsylvania	1-3381	23-0962915
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer ID number)

3111 W. Allegheny Ave. Philadelphia, PA	19132
(Address of principal executive offices)	(Zip code)

215-430-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                               Entry Into a Material Definitive Agreement

On February 10, 2006, The Pep Boys – Manny, Moe & Jack (the “Company”) entered into an Employment Agreement and Non-Competition Agreement with its Chief Executive Officer, Lawrence N. Stevenson.  These agreements replace Mr. Stevenson’s current Employment Agreement that was otherwise scheduled to expire on April 28, 2006.  Mr. Stevenson’s Non-Competition Agreement, which is identical in form to those entered into by the Company’s other executive officers, provides for customary covenants against competition during employment and one year thereafter in exchange for a severance payment equal to one year’s base salary upon termination by the Company without cause.  Mr. Stevenson’s Employment Agreement, which is identical in form to those entered into by the Company’s other executive officers, only becomes effective upon a change in control of the Company.  Following a change in control, the Employment Agreement becomes effective for two years and provides the executive with a position, base and incentive compensation and benefits equal or greater to those provided immediately prior to the change in control.   In addition, the Company is obligated to pay any excise tax imposed by Section 4999 of the Internal Revenue Code (a parachute payment excise tax) on a change in control payment made to such executive.

Item 5.02                                                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 9, 2006, The Board of Directors determined to separate the positions of Chairman of the Board and Chief Executive Officer and appointed William Leonard, current Presiding Director, Chairman of the Board.

Item 7.01.  Regulation FD Disclosure

On February 10, 2006, the Company issued a press release announcing its commitment to building shareholder value.

The information in this Current Report contained in this Item 7.01 and Exhibit 99.3 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report contained in this Item 7.01 and Exhibit 99.3 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Exhibits

Exhibit 99.1	Form of Employment Agreement between the Company and certain officers of the Company.*

Exhibit 99.2	Form of Non-Competition Agreement between the Company and certain officers of the Company.

Exhibit 99.3	Press Release dated February 10, 2006.

*Incorporated by reference from the Company’s Form 10-Q for the quarter ended October 31, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY, MOE & JACK

By:	/s/ Harry F. Yanowitz
Harry F. Yanowitz
Senior Vice President and Chief Financial Officer

Date:  February 10, 2006